EXHIBIT 23.1

                      CONSENT  OF  INDEPENDENT  ACCOUNTANTS
                      -------------------------------------


We consent to the inclusion by reference in this registration statement on Form S-8 of our report dated March 13, 2000, on our audits of the consolidated financial statements of Berens Industries, Inc. for the period from inception, February 26, 1999, to December 31, 1999. We also consent to the reference to our firm under the caption "Experts".

                                       /s/  Ham,  Langston  &  Brezina,  L.L.P.

Houston,  Texas
April  12,  2000